Exhibit 10.16

FORM OF FIRST AMENDMENT TO

CONTRACT AGENCY AGREEMENT

THIS FIRST AMENDMENT TO CONTRACT AGENCY AGREEMENT (this “Amendment”) is made as of this ___ day of ____________, 2017 (the “Execution Date”), by and among CONSOL ENERGY SALES COMPANY a Delaware corporation (“CONSOL”), acting in its individual capacity and its capacity as agent for and on behalf of each of the parties set forth on the signature page hereto (the “Marketing Parties”) and CNX THERMAL HOLDINGS LLC, a Delaware limited liability company (“CTH”). CONSOL, the Marketing Parties and CTH may be referred to herein separately as a “Party” and collectively as the “Parties.”

RECITALS:

WHEREAS, CONSOL and CTH are party to that certain Contract Agency Agreement dated as of July 7, 2015 (the “Contract Agency Agreement”), and the Parties desire to amend the Contract Agency Agreement as more fully reflected herein.

AGREEMENTS:

NOW, THEREFORE, in consideration of the mutual agreements, covenants, and conditions herein contained, the Parties hereby agree as follows:

ARTICLE 1

AMENDMENT

1.1 Elimination of Certain Defined Terms. The following party is hereby deleted as a Marketing Party from Exhibit A to the Contract Agency Agreement: CNX Gas Company LLC.

1.2 Amendment to Exhibit B. Exhibit B to the Contract Agency Agreement is hereby amended by adding the following parenthetical after Item 4 on Exhibit B:

(provided, however, that to the extent any gas-related services are requested under the foregoing Fuel Purchase Agreement, CONSOL Energy Sales Company shall have no obligation under the Contract Agency Agreement to provide any services thereunder with respect to such requested gas-related services)

ARTICLE 2

MISCELLANEOUS

2.1 Definitions. For purposes hereof, the capitalized terms used herein and not otherwise defined have the meanings set forth in the Contract Agency Agreement.

2.2 Amendment Compliance. The Parties acknowledge that this Amendment complies with the requirements to amend the Contract Agency Agreement, as stated in Section 5.7 of the Contract Agency Agreement.

2.3 References. All references to the Contract Agency Agreement in any document, instrument or agreement shall hereafter be deemed to refer to the Contract Agency Agreement as amended hereby.

2.4 Counterparts. This Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party by electronic mail shall be deemed an original signature hereto.

2.5 Ratification. The Contract Agency Agreement, as amended herein, is ratified and confirmed.

2.6 Miscellaneous. Section 1.2 of the Contract Agency Agreement and Section 5.8 of the Contract Agency Agreement are incorporated herein by this reference as if set out fully herein and shall apply in all respects to this Amendment, mutatis mutandis.

[signature page follows]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment to be effective as of the Execution Date.

CONSOL:

CONSOL ENERGY SALES COMPANY

By:
Name:
Title:

CTH:

CNX THERMAL HOLDINGS LLC

By:
Name:	Martha A. Wiegand
Title:	General Counsel and Secretary

CONSOL PENNSYLVANIA COAL COMPANY LLC

By:
Name:
Title:

CONSOL OF KENTUCKY INC.

By:
Name:
Title:

CNX GAS COMPANY LLC

By:
Name:
Title:

Signature Page to First Amendment to

Contract Agency Agreement